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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      NOVEMBER 27, 2000
                                                -------------------------------

                             BURKE INDUSTRIES, INC.
-------------------------------------------------------------------------------

        CALIFORNIA                   1-333-36675               94-3081144
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

         13767 FREEWAY DRIVE
     SANTA FE SPRINGS, CALIFORNIA                                 90670
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (800) 221-0923
                                                  -----------------------------

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        (Former name and former address, if changed since last report.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On November 27, 2000, Burke Industries, Inc. (the "Company") dismissed Ernst & Young LLP as its independent accountants and appointed
PricewaterhouseCoopers LLP as auditors for the Company as of November 27, 2000. The Audit Committee of the Company's Board of Directors recommended the change in independent accountants.

         Ernst & Young LLP's reports on the financial statements for the two most recent fiscal years ended December 31, 1999 and 1998 did not contain an adverse opinion, disclaimer of opinion, or qualification or modification as to audit scope or accounting principles. Furthermore, during the two most recent fiscal years and through November 27, 2000, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused that firm to make reference to the subject matter of such disagreements in connection with its reports.

         The Company has requested Ernst & Young LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated November 28, 2000, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  EXHIBITS

         Exhibit Number and Description

         16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BURKE INDUSTRIES, INC.
                                   --------------------------------------------
                                                 (Registrant)

Date  NOVEMBER 27, 2000                /s/ STEPHEN G. GEANE
    ----------------------------      -----------------------------------------
                                      STEPHEN G. GEANE, CHIEF FINANCIAL OFFICER
                                                 (Signature)*

*Print name and title of the signing officer under this signature

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                                  EXHIBIT INDEX

Exhibit Number and Description

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission